Exhibit 10.01(a)


                                 AMENDMENT NO. 1
                                       TO
                              MANAGEMENT AGREEMENT


            WHEREAS, MORGAN STANLEY CHARTER CAMPBELL L.P., a Delaware limited partnership (the "Partnership"), DEMETER MANAGEMENT CORPORATION, a Delaware corporation (the "General Partner"), and CAMPBELL & COMPANY, INC., a Maryland corporation (the "Trading Advisor"), have agreed to amend the Management Agreement, dated as of the 31st day of August 2002 (the "Management Agreement"), among the Partnership, the General Partner, and the Trading Advisor, to reduce the monthly management fee payable to the Trading Advisor.

            WHEREAS, all provisions contained in the Management Agreement remain in full force and effect and are modified only to the extent necessary to provide for the amendment set forth below.

            NOW, THEREFORE, the parties hereto hereby amend the Management Agreement as follows:

            1. The monthly management fee equal to 1/12 of 2.75% (a 2.75% annual rate) referred to in Section 6(a)(i) of the Management Agreement is hereby reduced to a monthly management fee equal to 1/12 of 2.65%. (a 2.65% annual rate).

            2. The foregoing change shall take effect as of the 1st day of August 2003.



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            IN WITNESS WHEREOF, this Amendment to the Management Agreement has been executed for and on behalf of the undersigned as of the 31st day of July 2003.


                                  MORGAN STANLEY CHARTER CAMPBELL L.P.

                                  By:  Demeter Management Corporation,
                                      General Partner


                                  By:  /s/ Jeffrey A. Rothman
                                     ---------------------------------
                                     Name:  Jeffrey A. Rothman
                                     Title: President



                                  DEMETER MANAGEMENT CORPORATION


                                  By:  /s/ Jeffrey A. Rothman
                                     ---------------------------------
                                     Name:  Jeffrey A. Rothman
                                     Title: President



                                  CAMPBELL & COMPANY, INC.


                                  By:  /s/ Theresa D. Becks
                                     ---------------------------------
                                     Name:  Theresa D. Becks
                                     Title: Chief Financial Officer